Capital Group Emerging Markets Total Opportunities FundSM Prospectus January 1, 2015 (as supplemented June 30, 2015)

Ticker: ETOPX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	4
Management	5
Purchase and sale of fund shares	5
Tax information	5
Investment objective, strategies and risks	6
Prior investment results of Capital Guardian Trust Company	9
Management and organization	10
Purchase and sale of shares	11
How to sell shares	12
Distributions and taxes	13
Fund expenses	13
Financial highlights	14

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is to seek long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or service (12b-1) fees	none
Other expenses*	.10
Total annual fund operating expenses	1.10

* The fund’s investment adviser has agreed to reimburse the fund for a portion of other expenses so that other expenses do not exceed .10%. The investment adviser has agreed to reimburse any expenses over .10% through at least December 31, 2015, unless modified or terminated by the fund’s board. The investment adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 1

Principal investment strategies

The fund will invest primarily in common stocks, other equity securities and bonds that are: (1) from issuers in developing countries, (2) principally traded in an emerging market, (3) deemed by the investment adviser to be suitable investments for the fund due to significant economic exposure (e.g., through assets, revenues or profits) to developing countries or (4) denominated in a currency of a developing country. The securities markets of developing countries may be referred to as emerging markets. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. These securities are discussed more fully under “Investment objective, strategies and risks.”

In determining whether an issuer is in a developing country, the fund’s investment adviser will consider such factors as where the issuer is domiciled and the location of the issuer’s principal place of business. The investment adviser will deem an issuer to have significant economic exposure to developing countries if it has at least 50% of its assets in developing countries or derives, or in the opinion of the investment adviser is expected to derive, at least 50% of its total revenue or profit from goods or services produced in or sales made in developing countries.

In determining whether a country is a developing country, the fund’s investment adviser will consider such factors as whether the country is generally considered to be a developing country by the international financial community, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

Countries that are currently considered by the fund’s investment adviser to be developing countries include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest without limitation in common stocks and bonds. The mix of common stocks and bonds held by the fund will depend on the investment adviser’s assessment of market conditions and the asset mix it believes most appropriate to seek to achieve the fund’s objective. The fund seeks to achieve its objective of preserving capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

The fund also invests in other equity securities including preferred stocks, convertible preferred stocks and convertible bonds. The fund invests in bonds and other debt securities with a range of maturities. The fund may invest in both investment grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser) and in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such lower quality securities are sometimes referred to as “junk bonds.” The fund may invest in securities with the lowest rating by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested. The mandate manager and the equity investment management group of the fund’s investment adviser determine the portfolio managers for the fund and oversee the allocation of assets among the fund’s managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 2

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 3

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Investment results

The following bar chart shows the fund’s investment results for its first full calendar year of operations, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The JP Morgan Emerging Markets Bond Index - Global and the JP Morgan Government Bond Index - Emerging Markets Global Diversified reflect the bond market sectors in which the fund invests. The emerging markets blended market universe, which blends the MSCI Emerging Markets IMI Index, JP Morgan Emerging Markets Bond Index - Global and JP Morgan Government Bond Index - Emerging Markets Global Diversified by weighting their cumulative total returns at 50%, 25% and 25%, respectively, reflects the stock and bond market sectors in which the fund invests. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalguardian.com/ETOP.

Average annual total returns For the periods ended December 31, 2013:
	1 year	Lifetime (1/27/2012)
Before taxes	–4.23%	3.10%
After taxes on distributions	–4.76	2.37
After taxes on distributions and sale of fund shares	–2.17	2.23

Indexes	1 year	Lifetime (1/27/2012)
MSCI Emerging Markets IMI Index (reflects no deductions for account fees, expenses or U.S. federal income taxes)	–2.20%	2.42%
JP Morgan Emerging Markets Bond Index – Global (reflects no deductions for account fees, expenses or U.S. federal income taxes)	–6.58	4.61
JP Morgan Government Bond Index – Emerging Markets Global Diversified (reflects no deductions for account fees, expenses or U.S. federal income taxes)	–8.98	–0.46
Emerging markets blended market universe (reflects no deductions for account fees, expenses or U.S. federal income taxes)	–4.97	2.34

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 4

Management

Investment adviser Capital Guardian Trust Company,SM the investment adviser to the fund, uses a system of multiple portfolio managers in managing mutual fund assets.

Portfolio managers The primary individual portfolio managers for the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David F. Holstein Senior Vice President	3 years	Vice President – Capital International Investors
Luis Freitas De Oliveira	3 years	Partner – Capital International Investors
Laurentius Harrer	3 years	Partner – Capital International Investors
Shaw B. Wagener	3 years	Partner – Capital International Investors

Purchase and sale of fund shares

The minimum amount required to establish an account for institutional investors is $50,000. The minimum amount required to establish an account for clients of the Capital Group Private Client Services division of Capital Guardian Trust Company is $25,000. There are no minimums for subsequent investments.

You may sell shares on any business day by calling the transfer agent at (800) 266-9532 or by submitting your order directly in writing to the transfer agent at Capital Group Emerging Market Total Opportunities Fund c/o U.S. Bancorp Fund Services LLC, P O Box 701, Milwaukee, WI 53201-0701.

Investors may submit redemption requests via overnight delivery to Capital Group Emerging Market Total Opportunities Fund c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 5

Investment objective, strategies and risks

Investment objective and strategies The fund’s investment objective is to seek long-term growth and preservation of capital with lower volatility of returns than emerging market equities. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. Under normal market conditions, the fund intends to invest at least 80% of its assets in emerging market securities and cash and cash equivalents of emerging market issuers, as defined in the following paragraphs. The fund may invest a portion of its assets in non-developing country government securities, as well as cash and cash equivalents from non-developing countries in an effort to reduce volatility. The fund reserves the right to invest substantially in such securities if prevailing market and economic conditions indicate that it is desirable to do so. These policies are subject to change only upon 60 days’ written notice to shareholders.

The fund will invest primarily in common stocks, other equity securities and bonds that are: (1) from issuers in developing countries, (2) principally traded in an emerging market, (3) deemed by the investment adviser to be suitable investments for the fund due to significant economic exposure (e.g., through assets, revenues or profits) to developing countries or (4) denominated in a currency of a developing country. The securities markets of developing countries may be referred to as emerging markets. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock.

In determining whether an issuer is in a developing country, the fund’s investment adviser will consider such factors as where the issuer is domiciled and the location of the issuer’s principal place of business. The investment adviser will deem an issuer to have significant economic exposure to developing countries if it has at least 50% of its assets in developing countries or derives, or in the opinion of the investment adviser is expected to derive, at least 50% of its total revenue or profit from goods or services produced in or sales made in developing countries.

In determining whether a country is a developing country, the fund’s investment adviser will consider such factors as whether the country is generally considered to be a developing country by the international financial community, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains.

Countries that are currently considered by the fund’s investment adviser to be developing countries include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest without limitation in common stocks and bonds. The mix of common stocks and bonds held by the fund will depend on the investment adviser’s assessment of market conditions and the asset mix it believes most appropriate to seek to achieve the fund’s objective. The fund seeks to achieve its objective of preserving capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

The fund also invests in other equity securities including preferred stocks, convertible preferred stocks and convertible bonds. The fund invests in bonds and other debt securities with a range of maturities. The fund may invest in both investment grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser) and in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such lower quality securities are sometimes referred to as “junk bonds.” The fund may invest in securities with the lowest rating by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser.

The fund is designed for investors seeking capital appreciation, lower volatility of returns than emerging market equities and diversification through investments in common stocks, other equity securities and bonds of developing country issuers, consistent with the fund’s investment objective. While the fund’s objective is to seek long-term capital growth with lower volatility of returns than emerging market equities, in certain instances the fund may invest opportunistically in a manner that increases volatility. Although the fund seeks to preserve capital and limit volatility, it is possible for the fund to lose value. Because investments in emerging markets can be volatile and decline at times, investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

“Bonds” include debentures, notes, hybrid securities (such as bonds with warrants attached, convertible bonds and certain preferred securities), cash equivalents, pooled or collective investment vehicles with portfolios of debt securities, and other debt obligations of banks, corporations and governmental authorities.

The securities in which the fund invests will principally consist of securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter market. In determining whether to approve markets for investment, the fund’s investment adviser will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules.

The securities held by the fund may be purchased in the respective relevant markets, but they may also be purchased in other markets in other countries or may be purchased and held in the form of American Depositary Receipts or other depositary

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 6

receipts. The fund may also invest in loans and loan participations, and may invest in securities denominated in any currency, including the currencies of developing countries.

The fund may enter into derivatives transactions. Derivatives may be used to, among other reasons, provide liquidity, provide exposure not otherwise available, manage risk, manage foreign currency exposure, provide incremental yield and implement investment strategies in a more efficient manner. In addition, the fund may enter into repurchase transactions (including reverse repurchase transactions) to provide incremental yield and provide liquidity. Any amounts owing under either of these types of transactions may be collateralized by delivering or receiving cash and securities if exposures exceed certain minimum thresholds.

As noted above, although the fund intends to invest primarily in common stocks, other equity securities and bonds of developing country issuers, the fund may invest in cash, cash equivalents and non-developing country government securities when prevailing market and economic conditions indicate that it is desirable to do so. These securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The percentages of the fund’s assets invested in such holdings will vary and depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may hold a significant portion of its assets in such securities. If the fund were to implement such temporary defensive strategies it might not achieve its investment objective of long-term growth. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund may enter into forward currency contracts and may purchase put or call options on currencies to protect against changes in foreign currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

The fund intends to use derivatives and repurchase transactions in a prudent manner. Derivatives and repurchase transactions, however, may expose the fund to certain additional risks relative to traditional securities such as credit risks of the counterparty, imperfect correlation between derivatives prices and prices of related assets, rates or indices, potential for increased volatility and reduced liquidity. The fund’s investment adviser seeks to reduce all these risks by emphasizing fundamental research, diversifying the fund’s portfolio and monitoring broad economic trends and corporate and legislative developments. Nevertheless, these risks may lead to fluctuations in the value of the investments made by the fund, which will be reflected in its net asset value.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 7

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, many of the securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Portfolio holdings Portfolio holdings information for the fund is available at capitalguardian.com/ETOP. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 8

Prior investment results of Capital Guardian Trust Company

The following tables show composite investment results relating to the historical results of all accounts managed by Capital Guardian Trust Company (“CGTC”) with investment objectives, policies, strategies and risks substantially similar to those of the fund. The investment results of the separately managed accounts do not represent the historical results of the fund and should not be interpreted as indicative of the future results of the fund or the investment adviser.

The composite investment results shown below were calculated in accordance with GIPS*, retroactively applied to all time periods, and are shown net of the highest current management fees charged by CGTC. This method of calculating investment results differs from the standardized U.S. Securities and Exchange Commission method for calculating investment results. All returns presented are asset-weighted and reflect the reinvestment (net of foreign withholding taxes) of dividends, interest and other earnings. Withholding tax rates apply primarily to U.S. investors. All returns reflect the deduction of brokerage commissions and execution costs paid by the separately managed accounts, without provision for federal and state income taxes. For certain separately managed accounts, the results below may not reflect expenses such as custody or audit fees. The composites include all fee paying, discretionary portfolios managed according to the strategy by CGTC.

The separately managed accounts that are included in the composite are not subject to the same types of expenses as the fund. In addition, the separately managed accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable may have adversely affected the results of the separately managed accounts included in the composite.

The investment results of the separately managed accounts presented below reflect the highest current annual management fees charged by CGTC (1.00%). The management fees charged by the fund are the same as these fees. The fund is subject to additional expenses. If the separately managed accounts had been subject to the fund’s expenses results would have been lower. These results are not intended to predict or suggest the returns that might be experienced by the fund or an individual investing in the fund. Investors should also be aware that use of a methodology different from that used below to calculate investment results could result in different investment results data.

Capital Group Emerging Markets Total Opportunities Fund Composite

Historical Returns

Year Ended December 31	Separately Managed Accounts – Net Returns	MSCI Emerging Markets IMI Index	JP Morgan Government Bond Index – Emerging Markets Global Diversified	JP Morgan Emerging Markets Bond Index – Global	Emerging markets blended market universe
2012	15.67%	18.68%	16.76%	18.54%	18.41%
2011	–6.64	–19.49	–1.75	8.46	–8.46
2010	10.83	19.90	15.68	12.04	17.17
2009	40.73	82.36	21.98	28.18	51.90
2008	–22.85	–53.78	–5.22	–10.91	–33.94

Average annual total returns

For periods ended December 31, 2012

	Separately Managed Accounts – Net Returns	MSCI Emerging Markets IMI Index	JP Morgan Government Bond Index – Emerging Markets Global Diversified	JP Morgan Emerging Markets Bond Index – Global	Emerging markets blended market universe
One year	15.67%	18.68%	16.76%	18.54%	18.41%
Lifetime (since September 30, 2007)	5.54	–0.05	9.14	10.49	5.36

*GIPS is a set of standards promulgated by the Chartered Financial Analyst Institute, a global non-profit membership and education organization that, among other things, has formulated a set of investment results presentation standards for investment advisers. The GIPS presentation standards are intended to promote full and fair presentations by investment advisers of their investment results, and ensure uniformity in reporting so that investment results of investment advisers are directly comparable.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 9

Information on comparative indexes The investment results tables in this prospectus show how the average annual total returns of the Capital Group Emerging Markets Total Opportunities Fund compare with various broad measures of market results. The MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. The JP Morgan Government Bond Index – Emerging Markets Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. The JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. The emerging markets blended market universe blends the MSCI Emerging Markets IMI Index, JP Morgan Emerging Markets Bond Index – Global and JP Morgan Government Bond Index – Emerging Markets Global Diversified by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly. The indexes are unmanaged, and results include reinvested distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes.

Management and organization

Investment adviser Capital Guardian Trust Company, an experienced investment management organization founded in 1968, serves as investment adviser to the fund and other funds. CGTC is a wholly owned subsidiary of Capital Group International, Inc. and is located at 6455 Irvine Center Drive, Irvine, California 92618 and 333 South Hope Street, Los Angeles, California 90071. The total management fee paid by the fund for the current fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2014.

The Capital SystemSM Capital Guardian Trust Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Guardian Trust Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Guardian Trust Company. The table below shows the investment experience and role in management of the fund for the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
David F. Holstein	Investment professional for 25 years in total; 9 years with Capital Guardian Trust Company or an affiliate	3 years	Serves as an equity and fixed-income portfolio manager
Luis Freitas De Oliveira	Investment professional for 27 years in total; 21 years with Capital Guardian Trust Company or an affiliate	3 years	Serves as an equity and fixed-income portfolio manager
Laurentius Harrer	Investment professional for 26 years in total; 21 years with Capital Guardian Trust Company or an affiliate	3 years	Serves as an equity and fixed-income portfolio manager
Shaw B. Wagener	Investment professional for 33 years, all with Capital Guardian Trust Company or an affiliate	3 years	Serves as an equity and fixed-income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 10

Purchase and sale of shares

Capital Guardian Trust Company and/or, the fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the information, CGTC may not be able to open your account. If CGTC is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Valuing shares The net asset value of the fund is the value of a single share of the fund. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value or sold at the net asset value next determined after Capital Guardian Trust Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Purchase of shares Investors who wish to purchase shares should contact a relationship manager at (800) 266-9532 to obtain an account application and for instructions on how to establish a new account. Shares are generally available only to certain clients of Capital Guardian Trust Company and clients of Capital Group Private Client Services.

Upon receipt of a valid and complete account application, an account will be established and a representative from Capital Guardian Trust Company will contact you with details, including account and investment instructions.

All checks must be in U.S. dollars drawn on a domestic bank. The fund will not accept payment in cash or money orders. The fund will not accept cashier’s checks in amounts of less than $10,000, nor post-dated checks, post-dated online bill-pay checks or any conditional order or payment. To prevent check fraud, the fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares.

Investors may be eligible to purchase shares of the fund with securities in which the fund is authorized to invest, subject to procedures approved by the board of trustees of the fund.

Purchase minimum The purchase minimum described in this prospectus may be waived in certain cases.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 11

How to sell shares

Investors may sell all or a portion of shares on any business day that the fund calculates its net asset value per share (“NAV”) by contacting Capital Guardian Trust Company or the transfer agent of the fund. The sale of shares will occur at the next determined NAV after the request in good order is received.

A sell request must be received prior to the close of the NYSE, generally 4 p.m., New York time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

A signature guarantee is required if the redemption is:

•	in excess of $125,000;
•	made payable to someone other than the registered shareholder(s); or
•	sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

The signature guarantee requirement may be waived if Capital Guardian Trust Company determines it is appropriate. In addition to the situations described above, Capital Guardian Trust Company, the fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts or from accounts with executors, trustees, administrators or guardians.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

For all accounts, checks must be made payable to the registered shareholder and must be mailed to an address of record that has been used with the account for at least 10 days, unless you obtain a signature guarantee for the redemption. Redemption proceeds may also be wired in accordance with the predetermined bank instructions on the account. Redemption proceeds will typically be sent on the business day following the redemption of shares. If any portion of the shares to be redeemed represents an investment made by check, the fund may delay the payment of the redemption proceeds until reasonably satisfied that the check has been collected. This may take up to 10 business days from the purchase date.

While payment of redemptions normally will be in cash, the fund’s agreement and declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other assets of the fund under conditions and circumstances determined by the fund’s board of trustees.

Generally, you are automatically eligible to redeem shares by telephone unless you specifically declined this option. You may reinstate these services at any time.

Unless you declined telephone services on your account(s), you agree to hold the fund, Capital Guardian Trust Company, any of its affiliates or mutual funds managed by such affiliates and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that Capital Guardian Trust Company or its agents employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine; if reasonable procedures are not employed, Capital Guardian Trust Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 12

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors have determined could involve actual or potential harm to the fund, may be rejected.

The fund’s board of trustees has adopted policies and procedures designed to detect and prevent frequent trading in fund shares. Under these procedures, the fund maintains surveillance procedures that are designed to detect frequent trading in fund shares and evaluates trading activity that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. The fund also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such;
•	purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations; and
•	systematic redemptions and purchases.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if the fund determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, Capital Guardian Trust Company and American Funds Distributors to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how other potentially abusive trading activity in the fund may be addressed.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends and net realized capital gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the fund or you may elect to receive them in cash. You may request a change in your election at any time in writing or by telephone. If, however, you request a change in your election after the first business day of a month in which the fund will make a distribution and officers of the fund determine, in their sole discretion, that the change is not in the best interest of the fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the amount you receive when you sell them.

Please see your tax advisor for more information.

Fund expenses

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus. Expense limitations have been imposed through December 31, 2015 to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets).

The “Other expenses” items in the Annual Fund Operating Expenses table include custodial, legal, transfer agent and various other expenses.

Capital Group Emerging Markets Total Opportunities Fund / Prospectus 13

Financial highlights1

The Financial Highlights table is intended to help you understand the fund’s results for the period shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in the Financial Highlights table for the years ended October 31, 2014 and October 31, 2013, the period January 27, 2012 (commencement of operations) through October 31, 2012, and the period January 1, 2012 through January 26, 2012 has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for each of the other periods shown in the table was audited by other auditors.

Capital Group Emerging Markets Total Opportunities Fund

	Year ended 10/31/14	Year ended 10/31/13	For the period 1/27/12[1] through 10/31/12[2,6]	For the period 1/1/12 through 1/26/12[2,6]	Year ended 12/31/11[2]	For the period 3/1/10[3] through 12/31/10[2,6]

Net asset value, beginning of period	$11.51	$11.58	$11.02	$10.45	$11.12	$10.00
Income (loss) from investment operations[4]:
Net investment income	.29	.32	.35	.03	.52	.45
Net realized and unrealized (loss) gain on investments	(.46)	(.06)	.21	.54	(1.19)	.67
Total (loss) income from investment operations	(.17)	.26	.56	.57	(.67)	1.12
Less dividends:
Dividends from net investment income	(.21)	(.33)	—	—	—	—
Net asset value, end of period	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12
Total return	(1.50)%	2.19%	5.08%	5.45%	(6.03)%	11.20%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$421	$604	$518	$387	$381	$282
Ratio of expenses to average net assets	1.10%	1.10%	1.10%[5]	.05%[5]	.04%	.08%[5]
Ratio of net investment income to average net assets	2.52%	2.74%	4.11%[5]	3.95%[5]	4.78%	5.07%[5]
Portfolio turnover rate	56.13%	63.85%	42.49%	7.00%	59.52%[7]	69.40%[7]
[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all of its assets and liabilities to Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year end from December 31 to October 31.
[3]	The Predecessor Fund commenced operations on March 1, 2010.
[4]	The per-share/unit data is based on average shares/units outstanding.
[5]	Annualized.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	Unaudited.
Capital Group Emerging Markets Total Opportunities Fund / Prospectus 14

More information about the fund
For shareholder services	(800) 266-9532

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

Household mailings In an effort to decrease costs, the fund intends to reduce the number of duplicate prospectuses and annual/semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 266-9532 to request individual copies of these documents. Once the fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

For a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report, or to request other information about the fund or make shareholder inquiries, please call (800) 266-9532 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-370-0615P Printed in USA CGD/AFD/10211	Investment Company Act File No. 811-22605